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                                                                    EXHIBIT 8(a)

                               AMENDED EXHIBIT A

         To Custodian Agreement dated as of October 25, 1995 between Banker's Trust Company and Allmerica Investment Trust.

                              LIST OF PORTFOLIOS
                              ------------------

         The following is a list of Portfolios referred to in the first WHEREAS clause of the above-referred to Custodian Agreement. Terms used herein as defined terms unless otherwise defined shall have the meanings ascribed to them in the above-referred to Custodian Agreement.

         Select Emerging Markets Fund
         Select Aggressive Growth Fund
         Select Capital Appreciation Fund
         Select Value Opportunity Fund
         Select International Equity Fund
         Select Growth Fund
         Select Strategic Growth Fund
         Growth Fund
         Equity Index Fund
         Select Growth and Income Fund
         Select Income Fund
         Investment Grade Income Fund
         Government Bond Fund
         Money Market Fund



         Dated as of:  January 9, 1998

                                       ALLMERICA INVESTMENT TRUST

                                       By:    /s/ Thomas P. Cunningham
                                              ----------------------------
                                       Name:  Thomas P. Cunningham
                                              ----------------------------
                                       Title: Vice President & Treasurer
                                              ----------------------------



                                       BANKERS TRUST COMPANY

                                       By:    /s/ Charles I. May
                                              ----------------------------
                                       Name:  Charles I. May
                                              ----------------------------
                                       Title: Vice President    2/9/98
                                              ----------------------------